UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

October 21, 2016

Date of Report

(Date of earliest event reported)

Access National Corporation

(Exact name of registrant as specified in its charter)

Virginia	000-49929	82-0545425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
(Address of principal executive offices) (Zip Code)

(703) 871-2100
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On October 21, 2016, Access National Corporation (“Access”) and Middleburg Financial Corporation (“Middleburg”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) pursuant to which Middleburg will merge with and into Access (the “Merger”). Access will be the surviving corporation in the Merger. The Merger Agreement was unanimously approved by the Boards of Directors of both companies.

As a result of the Merger, the holders of shares of Middleburg common stock will receive 1.3314 shares of Access common stock for each share of Middleburg common stock held immediately prior to the effective date of the Merger. Each share of Access common stock outstanding immediately prior to the Merger will continue to be outstanding after the Merger. Each option to purchase shares of Middleburg common stock granted under a Middleburg equity-based compensation plan that is outstanding immediately prior to the effective date of the Merger will be cancelled for a cash payment equal to the product of (i) the difference between the closing sale price of Middleburg common stock on the trading day immediately preceding the effective date of the Merger and the per share exercise price of the stock option, and (ii) the number of shares of Middleburg common stock subject to such stock option. Each restricted share of Middleburg common stock granted under a Middleburg equity compensation plan that is outstanding immediately prior to the effective date of the Merger will, pursuant to the terms of each such grant, vest in full immediately prior to the effective date of the Merger and be converted into unrestricted shares of Access common stock based on the exchange ratio. Each outstanding warrant to purchase shares of Middleburg common stock will, pursuant to the terms of each such warrant, convert into a warrant to purchase shares of Access common stock.

At the effective date of the Merger, Access’s Board of Directors will be comprised of thirteen directors consisting of the seven currently-serving Access directors and the following six currently-serving Middleburg directors: John C. Lee, IV, Childs F. Burden, Gary D. LeClair, Mary Leigh McDaniel, Janet A. Neuharth, and Gary R. Shook. Following the Merger, Mr. Lee, IV, current Chairman of the Board of Directors of Middleburg, will serve as Access’s Chairman of the Board of Directors; and Michael G. Anzilotti, Access’s current Chairman of the Board of Directors, will serve as Vice Chairman; and the Executive Committee of the Access Board of Directors shall be Mr. Anzilotti, Martin S. Friedman, Michael W. Clarke, Mr. Lee, IV, and Mr. Shook. The executive officers of Access will continue serving in their current positions as executive officers of Access after the Merger, and Mr. Shook and Jeffrey H. Culver will also serve as executive officers of Access after the Merger as Chairman and Chief Executive Officer of Middleburg Investment Group and Chairman of Middleburg Trust Company, and as Executive Vice President and Chief Operating Officer, respectively.

After the Merger and at a time to be determined by Access, Middleburg Bank, Middleburg’s wholly-owned bank subsidiary, will be merged with and into Access National Bank, Access’s wholly-owned bank subsidiary (“Access Bank”) with Access Bank surviving. After the Merger, each director of Access, in addition to Mark Moore, President of Access Bank, will serve as a director of Access Bank and as a director of Middleburg Bank, and executive officers of Access Bank will continue serving in their current positions as officers of Access Bank. After the Merger, Mr. Shook and Mr. Culver will also serve as officers of Access Bank as President of Middleburg Bank, an operating division of Access Bank, and as Executive Vice President and Chief Operating Officer, respectively, and all executive officers of Access Bank will serve in substantially similar positions as officers of Middleburg Bank. In connection with the execution of the Merger Agreement, certain subsidiaries of Access and Middleburg entered into new employment agreements with Mr. Shook, Mr. Culver and David L. Hartley that will be effective upon the effective date of the Merger.

In the Merger Agreement, each of Access and Middleburg has made customary representations, warranties and covenants. The completion of the Merger is subject to various closing conditions, including obtaining the requisite approvals of Access’s and Middleburg’s shareholders, receiving certain regulatory approvals, the effectiveness of Access’s registration statement on Form S-4 for the Access common stock to be issued in the Merger, the receipt of legal opinions that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and each party meeting certain minimum tangible equity requirements.

Pursuant to the Merger Agreement, Access and Middleburg have each agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, to enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions. The Merger Agreement also provides that, upon termination of the Merger Agreement under specified circumstances, Middleburg may be required to pay to Access, or Access may be required to pay to Middleburg, as the case may be, a termination fee of $9,900,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference. The Merger Agreement has been included to provide information regarding the terms of the Merger, and is not intended to provide any other financial information about Access or Middleburg or their subsidiaries.

The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of the specific dates identified in the Merger Agreement; were solely for the benefit of Access and Middleburg; may be subject to limitations and qualifications agreed upon by Access and Middleburg, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between Access and Middleburg instead of establishing these matters as facts; may be limited to the knowledge of specified officers of Access and Middleburg; and may be subject to standards of materiality applicable to Access and Middleburg that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Access or Middleburg or any of their respective subsidiaries. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Access and Middleburg.

The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Access, Middleburg, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement of Access on Form S-4 that will include a joint proxy statement of Access and Middleburg and a prospectus of Access, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of Access and Middleburg make with the Securities and Exchange Commission (“SEC”).

Item 8.01.     Other Events.

Affiliate Agreements

Simultaneous with the execution of the Merger Agreement, Access and Middleburg entered into affiliate agreements with each of the directors and executive officers of Access and Middleburg. Each shareholder party to an affiliate agreement agreed, among other things, to vote shares of Access common stock or Middleburg common stock, as applicable, owned by such shareholder and over which such shareholder has sole voting and investment power in favor of the Merger and the Merger Agreement (and related plan of merger), and against any competing acquisition proposal, any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of the Merger Agreement or the affiliate agreement, or other action, proposal or transaction that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of Middleburg’s or Access’s conditions under the Merger Agreement. The affiliate agreements will terminate in certain circumstances, including upon consummation of the Merger or the termination of the Merger Agreement in accordance with its terms.

Voting and Standstill Agreement

Simultaneous with the execution of the Merger Agreement, Access and Middleburg entered into a Voting and Standstill Agreement (the “Voting and Standstill Agreement”) with David L. Sokol and the David L. Sokol Revocable Trust (the “Trust”). Pursuant to the Voting and Standstill Agreement, Mr. Sokol and the Trust agreed to vote all shares of Middleburg common stock beneficially owned by Mr. Sokol and the Trust in favor of the Merger and the Merger Agreement, and against any competing acquisition proposal or any action, proposal, transaction or agreement that could be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of Middleburg’s or Access’s conditions under the Merger Agreement.

Also pursuant to the Voting and Standstill Agreement, Mr. Sokol and the Trust agreed until the earlier of the effective date of the Merger or the termination of the Merger Agreement, except as consented to in writing by Access and Middleburg or as expressly contemplated by the terms of the Voting and Standstill Agreement or the Merger Agreement, to not (i) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of any shares of Middleburg common stock subject to the Voting and Standstill Agreement, subject to certain limited exceptions, (ii) acquire, offer to acquire or agree to acquire any assets of Middleburg or any subsidiary or division thereof, (iii) make or participate in any solicitation of proxies to vote, or seek to influence any person with respect to voting, shares of Middleburg common stock other than to publicly disclose Mr. Sokol’s support of the Merger and the Merger Agreement, (iv) submit to Middleburg any shareholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), (v) make any public announcement with respect to, or submit a proposal for or an offer of any extraordinary transaction involving Middleburg or Access, or securities or assets of either, other than the Merger and the transactions contemplated by the Merger Agreement, and (vi) form, join or participate in a “group” (as defined in Section 13(d)(3) under the Exchange Act) in connection with any of clauses (i) through (v) above. Mr. Sokol agreed to cease any existing activities, discussions or negotiations conducted prior to the date of the Voting and Standstill Agreement with respect to any competing acquisition proposal, and agreed to not and to not authorize any of his representatives to (a) solicit, initiate, or knowingly encourage, facilitate or induce any inquiries relating to or the submission of a competing acquisition proposal, (b) participate in any discussions or negotiations regarding, or furnish any non-public information or data with respect to, any competing acquisition proposal, or (c) enter into any agreement, arrangement or understanding with respect to any competing acquisition proposal or that requires Mr. Sokol to abandon, terminate or fail to perform actions required by the Voting and Standstill Agreement.

The foregoing descriptions of the affiliate agreements and the Voting and Standstill Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the affiliate agreements, forms of which are attached hereto as Exhibits 99.1 and 99.2, and the Voting and Standstill Agreement, which is attached hereto as Exhibit 99.3, and are incorporated herein by reference.

Forward-Looking Statements

The information presented herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Access’s and Middleburg’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements may be identified by words such as “may,” “could,” “will,” “expect,” “believe,” “anticipate,” “forecast,” “intend,” “plan,” “prospects,” “estimate,” “potential,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements in this report (including in the exhibits hereto) may include, but are not limited to, statements about project impacts of and financial results generated by the transaction. Forward-looking statements speak only as of the date they are made and Access and Middleburg assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Access’s and Middleburg’s reports filed with the SEC and those identified elsewhere in this report, the following factors, among others, could cause actual results to differ materially from the results expressed in or implied by forward-looking statements and historical performance: ability to obtain regulatory approvals and meet other closing conditions to the transaction; delays in closing the transaction; changes in asset quality and credit risk; changes in interest rates and capital markets; the introduction, timing and success of business initiatives; competitive conditions; and the inability to recognize cost savings or revenues or to implement integration plans associated with the transaction. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, may not reflect actual results and may not be relied upon.

Additional Information About the Proposed Transaction and Where to Find It

Investors are urged to review carefully and consider all public filings by Access and Middleburg with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K. The documents filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. The documents filed by Access with the SEC may also be obtained free of charge at Access’s website at www.accessnationalbank.com or by requesting them in writing to Access National Corporation, 1800 Robert Fulton Drive, Suite 300, Reston, VA 20191, Attention: Investor Relations. The documents filed by Middleburg with the SEC may also be obtained free of charge at Middleburg’s website at www.middleburgbank.com or by requesting them in writing to Middleburg Financial Corporation, 111 West Washington Street, Middleburg, Virginia 20117, Attention: Investor Relations.

In connection with the proposed transaction, Access intends to file a registration statement on Form S-4 with the SEC which will include a joint proxy statement of Access and Middleburg and a prospectus of Access. A definitive joint proxy statement/prospectus will be sent to the shareholders of each company seeking the required shareholder approvals. Before making any voting or investment decision, investors and security holders of Access and Middleburg are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Information in this report is not a substitute for the registration statement or the joint proxy statement/prospectus. Free copies of these documents may be obtained as described above.

Access, Middleburg and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Access and Middleburg shareholders in connection with the proposed transaction. Information about the directors and officers of Access and their ownership of Access common stock is set forth in the definitive proxy statement for Access’s 2016 annual meeting of shareholders, as previously filed with the SEC on April 18, 2016. Information about the directors and officers of Middleburg and their ownership of Middleburg common stock is set forth in the definitive proxy statement for Middleburg’s 2016 annual meeting of shareholders, as previously filed with the SEC on April 12, 2016. Investors may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described above.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated as of October 21, 2016, between Access National Corporation and Middleburg Financial Corporation
99.1	Form of Affiliate Agreement, dated as of October 21, 2016, by and among Access National Corporation, Middleburg Financial Corporation and certain shareholders of Access National Corporation
99.2	Form of Affiliate Agreement, dated as of October 21, 2016, by and among Access National Corporation, Middleburg Financial Corporation and certain shareholders of Middleburg Financial Corporation
99.3	Voting and Standstill Agreement, dated October 21, 2016, by and among David L. Sokol, the David L. Sokol Revocable Trust, Access National Corporation and Middleburg Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS NATIONAL CORPORATION
(Registrant)

Date: October 25, 2016	By:	/s/ Michael W. Clarke
	Name:	Michael W. Clarke
	Title:	President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated as of October 21, 2016, between Access National Corporation and Middleburg Financial Corporation
99.1	Form of Affiliate Agreement, dated as of October 21, 2016, by and among Access National Corporation, Middleburg Financial Corporation and certain shareholders of Access National Corporation
99.2	Form of Affiliate Agreement, dated as of October 21, 2016, by and among Access National Corporation, Middleburg Financial Corporation and certain shareholders of Middleburg Financial Corporation
99.3	Voting and Standstill Agreement, dated October 21, 2016, by and among David L. Sokol, the David L. Sokol Revocable Trust, Access National Corporation and Middleburg Financial Corporation